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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported): September 9, 1997



                              CLEVELAND-CLIFFS INC
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             (Exact name of registrant as specified in its charter)



             OHIO                    1-8944             34-1464672
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(State or other jurisdiction       (Commission)        (IRS Employer
      of incorporation)            File Number)      Identification No.)


  1100 Superior Avenue, Cleveland, Ohio                     44114
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code: (216-694-5700)
                                                    --------------


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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.
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         On September 9, 1997 the Directors of Cleveland-Cliffs Inc (the
"Company") declared a dividend distribution of one right (a "Right") for each Common Share, par value $1.00 per share (the "Common Shares"), of the Company outstanding at the close of business on September 19, 1997 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of September 19, 1997 (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.1 to this Form 8-K and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit B to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ----------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:  None

         (b)      PRO FORMA FINANCIAL INFORMATION:  None

         (c)      EXHIBITS:

                  Exhibit
                  Number            Exhibit
                  ------            -------

                  4.1 Rights Agreement (including a Form of Right Certificate as Exhibit A thereto and a Summary of Rights to Purchase Common Shares as Exhibit B thereto)

                  99.1              Form of letter to shareholders, dated
                                    September 19, 1997

                  99.2              Press release, dated September 9, 1997



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         CLEVELAND-CLIFFS INC



                                         By:  /s/ J.S. Brinzo
                                              ----------------------------------
                                                 Name:  J.S. Brinzo
                                                 Title: Executive Vice President
                                                 Finance and Planning

Dated: September 19, 1997



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                                INDEX TO EXHIBITS
                                -----------------




        EXHIBIT
        NUMBER            Exhibit
        ------            -------

          4.1 Rights Agreement (including a Form of Right Certificate as Exhibit A thereto and a Summary of Rights to Purchase Common Shares as Exhibit B thereto)

         99.1             Form of letter to shareholders, dated September
                          19, 1997

         99.2             Press release, dated September 9, 1997









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